Exhibit 99.2 ASTRA INVESTOR UPDATE Q3 2022 Astra’s headquarters in Alameda, California

DISCLAIMER AND FORWARD-LOOKING STATEMENTS Certain statements made in this press release are “forward-looking statements”. Forward-looking Accordingly, none of Astra nor its respective affiliates and advisors makes any representations statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, as to the accuracy or completeness of these data. Certain amounts related to the “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or transaction described herein have been expressed in U.S. dollars for convenience and, when trends or that are not statements of historical matters. These forward-looking statements reflect the expressed in U.S. dollars in the future, such amounts may be different from those set forth current analysis of existing information and are subject to various risks and uncertainties. As a result, herein. caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from Astra’s expectations or projections, including the Non-GAAP Financial Measures. This Presentation includes non-GAAP financial measures. following factors, among others: (i) the failure to meet projected development, delivery and launch Astra believes that these non-GAAP measures of financial results provide useful information targets, including as a result of the decisions of governmental authorities or other third parties not to management and investors regarding certain financial and business trends relating to within our control; (ii) changes in applicable laws or regulations; (iii) the ability of Astra to meet its Astra’s financial condition and results of operations. Astra’s management uses certain of these financial and strategic goals, due to, among other things, competition and the dedication of our non-GAAP measures to compare Astra’s performance to that of prior periods for trend analyses launch resources to the development of Launch System 2 and its ability to continue operating as a and for budgeting and planning purposes. going concern; (iv) the ability of Astra to pursue a growth strategy and manage growth profitability without additional funding; (v) the possibility that Astra may be adversely affected by other economic, business, and/or competitive factors; (vi) the ability to manage its cash outflows related to its All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong business operations, (vii) the ability of Astra to develop its space services offering as part of its long- to their respective owners and Astra’s use thereof does not imply an affiliation with, or term business and growth strategy and (viii) other risks and uncertainties described herein, as well as endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. those risks and uncertainties discussed from time to time in other reports and other public filings Solely for convenience, trademarks and trade names referred to in this Presentation may appear with the Securities and Exchange Commission by Astra. with the ® or ™ symbols, but such references are not intended to indicate, in any way, that such names and logos are trademarks or registered trademarks of Astra. This Presentation contains statistical data, estimates and forecasts that have been provided by Astra and/or are based on independent industry publications or other publicly available This Presentation accompanies Astra’s earnings call for the third quarter 2022, which was held on information, as well as other information based on Astra’s internal sources. This information November 8, 2022, and is intended to assist in understanding information Astra’s management discussed in that call. This Presentation should be viewed in conjunction with the November 8, involves many assumptions and limitations, and you are cautioned not to give undue weight to 2022, earnings call, a replay of which is available on Astra’s website at www.astra.com, under these estimates. We have not independently verified the accuracy or completeness of the data Investors. that has been provided by Astra and/or contained in these industry publications and other publicly available information.

EXPLANATION OF NON-GAAP (OR ADJUSTED) FINANCIAL MEASURES This press release includes information about Adjusted Gross Profit (Loss), Adjusted Net Loss and Adjusted Gross Profit (Loss) differs from GAAP Gross Profit (Loss) in that it excludes inventory Adjusted EBITDA (collectively the “non-GAAP financial measures”), all of which are non-GAAP financial adjustments related to Rocket 3. measures. These non-GAAP financial measures are measurements of financial performance that are not prepared in accordance with U.S. generally accepted accounting principles and computational Adjusted Gross margin is calculated by dividing Adjusted Gross Profit (Loss) by revenue. methods may differ from those used by other companies. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be Adjusted Net Loss differs from GAAP Net Loss in that it excludes the following items: (a) stock-based read only in conjunction with Astra’s condensed consolidated financial statements prepared in compensation, (b) loss on change in fair value of contingent consideration, (c) cash earnout accordance with GAAP. Non-GAAP financial measures are reconciled to their most comparable GAAP compensation cost related to the acquisition of Apollo Fusion, (d) inventory write-downs related to measures in the table set forth in this release. discontinuance of production of Launch System 1, (e) capitalized launch costs write-downs related to discontinuance of production of Launch System 1 (f) impairment charge, (g) employee retention We believe that both management and our investors benefit from referring to these non-GAAP credit, (h) PPP loan forgiveness, and (i) other special items, including related to employee safety and financial measures in planning, forecasting and analyzing future periods. Specifically, our licensed technology. management uses these non-GAAP financial measures in planning, monitoring and evaluating our financial and operational decision making and as a means to evaluate period-to-period comparisons. We define Adjusted EBITDA as Adjusted Net Loss, excluding the following items: (a) interest expense Our management recognizes that the non-GAAP financial measures have inherent limitations because and interest income, (b) income tax expense, (c) loss on marketable securities, and (d) depreciation of the excluded items described below. and amortization. We are unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort. We believe that providing the non-GAAP financial measures, together with the reconciliation to GAAP measures, helps investors make comparisons between Astra and other companies in our industry. In For a reconciliation of our Non-GAAP financial measures to their GAAP, please see our earnings making any comparisons to other companies in our industry, investors need to be aware that release furnished with the SEC on November 8, 2022. companies use different non-GAAP measures to evaluate their financial performance. Investors should pay close attention to the specific definition being used and to the reconciliation between such measure and the corresponding GAAP measure provided by each company under applicable SEC rules.

OUR MISSION Improve Life On Earth From Space®

ASTRA SPACE PLATFORM LAUNCH SERVICES SPACE PRODUCTS

LAUNCH SYSTEM 2 UPDATE 600 KG 500 km — 50° OVER THE COURSE OF THE PRODUCT LIFECYCLE

Astra’s headquarters in Alameda, California — 1900 Skyhawk Street

TM ASTRA SPACECRAFT ENGINE 237 COMMITTED ORDERS* CURRENTLY AT WORK ON ORBIT 600+ ON-ORBIT BURNS *From July 1, 2021 through November 8, 2022, including 14 units sold, but not delivered, before Astra acquired Apollo Fusion.

KEY FINANCIAL METRICS | Q3 2022 REVENUES ADJUSTED GROSS PROFIT (LOSS) * Q2 2022 Q3 2022 $1.7M $0.7M $2.8M $2.0M Q2 2022 Q3 2022 Launch Services Space Products -$2.4M ADJUSTED EBITDA* ADJUSTED GROSS MARGIN* Q2 2022 Q3 2022 Q2 2022 Q3 2022 61.4% -87.6% -$41.4M -$48.4M * Excludes non-cash items and non-recurring expenses 9 9 November 1, 2022

KEY FINANCIAL METRICS | Q3 2022 ADJUSTED NET INCOME (LOSS)* CAPITAL EXPENDITURES Q2 2022 Q3 2022 $12.9M $5.5M Q2 2022 Q3 2022 -$45.2M -$53.0M ADJUSTED EPS* CASH, CASH EQUIVALENTS & MARKETABLE SECURITIES Q2 2022 Q3 2022 $200.7M $150.5M $(0.17) $(0.20) Q2 2022 Q3 2022 * Excludes non-cash items and non-recurring expenses 10 10

ASTRA.COM/LAUNCHUPDATE1 For more details on our Launch System 2 update